UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 8, 2007

Cecil Bancorp, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

410-398-1650

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

127 North Street Elkton, Maryland 21921

(Address and zip code of principal executive offices)

Maryland

(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Cecil Bancorp, Inc. intends to distribute a letter to its shareholders on or about February 9, 2007 which includes results of operations and other financial information for 2006 and notice of a cash dividend. The text of that letter is attached hereto as Exhibit 99 and is incorporated herein by reference. Additional information regarding the Company's operations and financial condition will be included in its 2006 Form 10-KSB.

Item 7.01	REGULATION FD DISCLOSURE

See item 1.01 The disclosures contained with respect to Item 2.02 including Exhibit 99 are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cecil Bancorp, Inc.

By:	/s/ Mary B Halsey

Name:	Mary B Halsey
Title:	President and CEO
Date:	February 8, 2007